As filed with the Securities and Exchange Commission on August 10, 1999

                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)


     Filed by the registrant |X|
     Filed by a party other than the registrant |_|
     Check the appropriate box:
|_|  Preliminary proxy statement
                                          |_| Confidential, For Use of the Com-
                                              mission Only (as permitted by
                                              Rule 14a-6(e)(2))
|_|  Definitive proxy statement
|X|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         MUNIYIELD INSURED FUND, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
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               (Name of Registrant as Specified in Its Charter)
                                 Same as above
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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

   |X| No fee required.
   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

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   (2) Aggregate number of securities to which transaction applies:

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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4) Proposed maximum aggregate value of transaction:

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   (5) Total fee paid:

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   |_| Fee paid previously with preliminary materials.

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   |_| Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

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   (2) Form, Schedule or Registration Statement no.:

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   (3) Filing Party:

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   (4) Date Filed:
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               SUPPLEMENT TO PROXY STATEMENT DATED JULY 14, 1999

                             --------------------

                         MUNIYIELD INSURED FUND, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                             --------------------

         The following information supplements and amends the Proxy Statement dated July 14, 1999 (the "Proxy Statement") of MuniYield Insured Fund, Inc. (the "Fund") furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Fund to be voted at the 1999 Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, August 25, 1999 at 10:00 a.m., and at any adjournment thereof, for the purposes set forth in the Notice of 1999 Annual Meeting of Stockholders accompanying the Proxy Statement, and to consider and act upon such other business as may properly come before the Meeting or any adjournment thereof. This supplemental information should be read in conjunction with the Proxy Statement.


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         The first paragraph under Item 3: Proposed Amendment to Articles
Supplementary is supplemented and restated as follows:

         At a meeting held April 13, 1999, the Board of Directors of the Fund approved amendments to Section 5(c) of the Articles Supplementary of the Fund. The proposed amendments to Section 5(c) will affect issued and outstanding AMPS. The Fund has five series of AMPS (A, B, C, D, and E) created under Articles Supplementary dated May 19, 1992 (the "Series A-E Articles") and two series of AMPS (F and G) created under Articles Supplementary dated January 22, 1997 (the "Series F-G Articles"). The proposed amendments are described below. A form of amended Section 5(c) for the Series A-E Articles is attached as Exhibit A to this Proxy Statement and a form of amended Section 5(c) for the Series F-G Articles is attached as Exhibit B to this Proxy Statement. Current Section 5(c) of the Series A-E Articles and the Series F-G Articles are substantially the same and the amended Section 5(c) of the Series A-E Articles and the Series F-G Articles will be identical. The Board of Directors of the Fund has declared the amendments advisable and has directed that the proposed amendments be submitted to the stockholders of the Fund for approval at the Meeting. The Board recommends that the stockholders of the Fund approve the proposed amendments to the Fund's Articles Supplementary.


         The following is added as Exhibit B to the Proxy Statement.


                                                                 EXHIBIT B

               PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY OF:

                 MuniYield Insured Fund, Inc., Series F and G

         Section 5(c) of the Articles Supplementary is revised to read as follows (the underlining indicates language added; brackets indicate language deleted):

         Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of Preferred Stock Outstanding at the time, voting separately as one class: (i) authorize, create or issue [(other than with respect to the issuance of AMPS authorized hereby), or increase the authorized or issued aggregate stated capital amount of (other than with respect to the issuance of the AMPS authorized hereby),] any class or series of stock ranking prior to the AMPS or [on a parity with] any other series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized aggregate stated capital amount of AMPS or any other Preferred Stock,] or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or (ii), which adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Corporation shall notify Moody's and S&P [ten] 10 Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under
Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.




Dated:  August 10, 1999

                                                            CODE 10662-0899ALL